UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2005

XENOPORT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 28, 2005, on the recommendation of the nominating and corporate governance committee, XenoPort, Inc.’s board of directors elected Paul L. Berns as a Class II director for a term expiring at the 2007 annual meeting of stockholders. There was no arrangement or understanding between Mr. Berns and any other persons pursuant to which Mr. Berns was selected as a director.  Mr. Berns has not been appointed to any committees of the board at this time.

A press release announcing Mr. Berns’ election to the board of directors is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit	Description

99.1	Press release, dated November 28, 2005, relating to the appointment of Paul L. Berns to the XenoPort board of directors.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: November 28, 2005	By:	/s/ William G. Harris

William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated November 28, 2005, relating to the appointment of Paul L. Berns to the XenoPort board of directors.